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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) May 29, 2002

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement, dated as of May 1, 2002, providing for, inter alia, the issuance of Home Equity Mortgage Asset Backed Pass-Through Certificates, Series 2002-KS3)


                    Residential Asset Securities Corporation
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                               333-76376                51-0362653
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(State or Other Jurisdiction of       (Commission            (I.R.S. Employer
Incorporation)                       File Number)           Identification No.)

8400 Normandale Lake Blvd.                                          55437
                                                                    -----
Suite 250                                                        (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive
Offices)


     Registrant's telephone number, including area code, is (952) 857-7000


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Item 7. Financial Statements Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

     10.1  Pooling  and  Servicing  Agreement,  dated  as of May 1,  2002  among
Residential  Asset  Securities  Corporation,   as  seller,  Residential  Funding
Corporation, as master servicer and JPMorgan Chase Bank, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            RESIDENTIAL ASSET SECURITIES
                                   CORPORATION


                                            By:/s/ Lisa Lundsten
                                            Name:  Lisa Lundsten
                                            Title: Vice President

Dated: June 12, 2002